UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 28, 2016

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35914	46-2279221
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Peach Street
El Dorado, Arkansas 71730-5836
(Address of principal executive offices) (Zip Code)

(870) 875-7600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 12, 2015, Murphy Oil USA, Inc. ("MOUSA") sold its 100% interest in Hereford Renewable Energy, LLC, pursuant to the terms and conditions of a Membership Interest Purchase Agreement ("MIPA") dated October 28, 2015, among MOUSA and Green Plains, Inc. MOUSA is a wholly-owned subsidiary of Murphy USA Inc (the "Company"). The consideration received by MOUSA for the Hereford membership interests and working capital consisted of $98.2 million in cash.
As a result of the disposition of Hereford, the Company determined that Hereford qualified for presentation as discontinued operations. As such, the Company is required to recast its financial statements to include the activities of Hereford as discontinued operations. Exhibits 12.1, 99.1, 99.2, and 99.3 included in this Current Report on Form 8-K give retroactive effect to the activities of Hereford as discontinued operations of the Company.
The Company's Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 27, 2015, is hereby recast by this Current Report on Form 8-K as follows:

•	the Computation of Ratio of Earnings to Fixed Charges of the Company included herein on Exhibit 12.1 supersedes Exhibit 12.1 filed under Part IV, Item 15 of the 2014 Form 10-K;

•	the Selected Financial and Operating Data of the Company included herein on Exhibit 99.1 supersedes Part II, Item 6 of the 2014 Form 10-K;

•	the Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company included herein on Exhibit 99.2 supersedes Part II, Item 7 of the 2014 Form 10-K; and

•
the Financial Statements and Supplementary Data of the Company included herein on Exhibit 99.3 supersedes Part II, Item 8 of the 2014 Form 10-K, except for the Report of Management, Management’s Assessment of Internal Control over Financial Reporting and the Report of Independent Registered Public Accounting Firm with regard to internal control over financial reporting, included at pages [107 and 108] of the 2014 Form 10-K, respectively, which are not impacted by this Current Report on Form 8-K.

There have been no revisions or updates to any other sections of the 2014 Form 10-K other than the revisions noted above. This Current Report on Form 8-K should be read in conjunction with the 2014 Form 10-K, and any references herein to Items 6, 7 and 8 under Part II of the 2014 Form 10-K refer to Exhibits 99.1, 99.2, and 99.3, respectively. As of the date of this Current Report on Form 8-K, future references to the Company’s historical financial statements should be made to this Current Report as well as future quarterly and annual reports on Forms 10-Q and Form 10-K, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	12.1	Computation of Ratio of Earnings to Fixed Charges.
	23.1	Consent of KPMG LLP.
	99.1	Selected Financial and Operating Data.
	99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
	99.3	Financial Statements and Supplementary Data.
	101.INS	XBRL Instance Document.
	101.SCH	XBRL Schema Document.
	101.CAL	XBRL Calculation Linkbase Document.
	101.LAB	XBRL Label Linkbase Document.
	101.PRE	XBRL Presentation Linkbase Document.
	101.DEF	XBRL Definition Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

		By:	Murphy USA Inc.

Date:	January 28, 2016	By:	/s/ Donald R. Smith, Jr
Donald R. Smith Jr. Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Title

12.1*	Computation of Ratio of Earnings to Fixed Charges.

23.1*	Consent of KPMG LLP.

99.1*	Selected Financial and Operating Data.

99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3*	Financial Statements and Supplementary Data.

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Schema Document.

101.CAL*	XBRL Calculation Linkbase Document.

101.LAB*	XBRL Label Linkbase Document.

101.PRE*	XBRL Presentation Linkbase Document.

101.DEF*	XBRL Definition Linkbase Document.

*	Filed herewith